STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of July 14, 1998, by MILLENNIA, INC., a Delaware corporation ("IA"), OMNI DOORS, INC., a
Florida corporation (the " Public Company"), and CHINA ECONOMIC GROWTH INVESTMENT CORP., LLC, a Delaware corporation ("CEGI").

                                    RECITALS:

A. CEGI intends to acquire 51% to 100% of the stock of a corporation organized under the laws of the People's Republic of China (the "Operating Company") and desires that the Operating Company be merged with a publicly held corporation whose stock is registered to be traded in the United States of America.

B. IA currently owns 10,830,000 (approximately ninety five percent (95%)) of the issued and outstanding shares of the common stock of the Public Company, a corporation that currently has approximately 1000 stockholders (including those of record and those who hold their shares in street name) and is subject to the reporting requirements of the Securities and Exchange Act of 1934 (the "Exchange Act").

C. IA has agreed to sell 10,260,000 shares of the Public Company's common stock (herein the "Purchased Shares") which it now owns (the "Public Company Common Stock") to CEGI, which shares will, at the time of sale, represent approximately ninety percent (90%) of the Public Company's issued and outstanding Common Stock.

D. CEGI will pay IA the sum of US$135,000 for the Purchased Shares at the Closing (hereinafter defined).


         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Special Obligations of CEGI. Based upon the representations, warranties and covenants made by IA and the Public Company in this Agreement and subject to the terms and conditions of this Agreement, CEGI covenants and agrees as follows:

               a. Acquisition of Operating Company. Within twelve (12) months after the date of this Agreement, CEGI will acquire between 51% and 100% of the outstanding equity securities of Operating Company (the "Operating Company Stock") which has available at least two full years of financial statements that have been audited in accordance with United States GAAP and which indicate that the Operating Company would meet all of the qualifications to have its shares listed either on the New York Stock Exchange, the American Stock Exchange, or NASDAQ.

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


               b. Performance Escrow. To secure the obligations of CEGI under this Agreement, simultaneously with the Closing, CEGI will deposit a stock certificate, accompanied bya blank stock power, representing 513,000 shares of Public Company Common Stock, which shall be registered in the name of CEGI and shall represent five percent (5%) of the Purchased Shares (herein the "Deposit") in escrow with Securities Transfer Corporation, a Texas corporation, under an escrow agreement in form and substance mutually satisfactory to IA and CEGI. This escrow agreement shall provide that the Deposit shall be released either (i) to IA in the event that the Merger (defined as the merger of the Operating Company selected by CEGI with the Public Company) shall not have occurred within twelve (12) months after the date of the Closing and the failure for the Merger to have occurred is due to a material breach of this Agreement by CEGI or (ii) to CEGI if the Merger shall have occurred within twelve (12) months of the date of the Closing or if the failure for the Merger to have occurred is due to a material breach of this Agreement by IA or the Public Company.


         2. Sale of the Purchased Shares. Based upon the representations, warranties and covenants of the parties contained herein and subject to the terms and conditions of this Agreement, at the Closing which shall be at a place to be mutually agreed upon by IA and CEGI and which shall occur on or before July 15,1998 (herein called the "Closing"):

               a. IA shall transfer and convey to CEGI, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws), stock certificates representing the Purchased Shares registered in the name of CEGI; and

               b. CEGI shall pay to IA in immediately available funds the sum of US$135,000.


         3. Covenants of IA. Based upon the representations, warranties and covenants made by the Public Company and CEGI in this Agreement and subject to the terms and conditions of this Agreement, IA covenants and agrees with CEGI and the Public Company as follows:

               a. IA will cooperate with the Public Company and CEGI by providing all necessary information which it has regarding the Merger and/or the Public Company's reporting responsibilities under the Federal securities laws and any other state or federal laws applicable thereto.

               b. IA also covenants and agrees that it will take all appropriate and necessary steps to cause all of the assets and liabilities of the Public Company to be transferred to another subsidiary of IA prior to the Closing so that at the time of the Closing the Public Company will have no assets or liabilities of any kind. IA further agrees that, if for any reason any of the Public Company's liabilities cannot be transferred, it will cause the same to be indemnified to the satisfaction of CEGI. IA also pledges that it will indemnify CEGI against any loss resulting directly from its ownership of the Purchased Shares and the existence of any contingent or hidden liabilities of the Public Company that are discovered by CEGI after the Closing but which were in existence as of the date of the Closing.

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


               c. If any of the minority shareholders of the Public Company tender their shares for purchase as contemplated by paragraph 7.m. hereof, at CEGI's election, IA will purchase those shares.


         4. Covenants of the Public Company. Based upon the representations, warranties and covenants made by IA and CEGI in this Agreement and subject to the terms and conditions of this Agreement, the Public Company covenants and agrees with IA and CEGI as follows:

               a. Information. The Public Company shall provide CEGI with any and all information requested in connection with the preparation and filing of any reports or other documents which may be filed with the Securities and Exchange Commission or other governmental bodies having authority over the Public Company and any necessary amendments thereto, including without limitation audited consolidated financial statements of the Public Company prepared in accordance with the requirements of Regulation S-X under the Securities Act of 1933 (the "Securities Act").

               b. Compliance with Securities Laws. As long as the Public Company is a reporting company under the Exchange Act, the Public Company will comply with the Securities Act, the Exchange Act, the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), applicable state securities or Blue Sky laws and any national securities exchange or quotation system on which any class of securities of the Public Company is listed or traded so as to permit the continuance of sales of and dealings in shares of Public Company Common Stock, under the Securities Act, the Exchange Act, the rules and regulations of the NASD, applicable state securities or Blue Sky laws and any national securities exchange or quotation system on which any class of securities of the Public Company is listed or traded, including the filing with the NASD and the SEC of all reports required to be filed pursuant to the applicable provisions of the rules and regulations of the NASD, the Securities Act and the Exchange Act, and will deliver to all holders of Public Company Common Stock all reports required to be provided to such holders pursuant to the applicable provisions of the rules and regulations of the NASD, the Securities Act, the Exchange Act and applicable state securities or Blue Sky laws and any national securities exchange or quotation system on which any class of securities of the Public Company is listed or traded.


               c. Transfer Agent. For a period of at least one year after the Closing, the Public Company agrees that Securities Transfer Corporation ("STC") will remain the Public Company's transfer agent. After that one year period, whether this engagement will be continued will be determined by a review process made annually by CEGI at its sole discretion on the professionalism, quality, pricing and other aspects of STC's perfomance as transfer agent.

         5. Covenants of CEGI. Based upon the representations, warranties and covenants made by IA and the Public Company in this Agreement and subject to the terms and conditions of this Agreement, CEGI covenants and agrees with IA and the Public Company that it will cooperate with and supply such information as may be reasonably requested by either in connection with the Merger and/or the Public Company's reporting requirements pursuant to the Federal securities laws.

CEGI also covenants and agrees that at no time prior to August 1, 1999 will it take any action or permit the Public Company to take any action which would have the effect or result of diluting IA's ownership position in the Public Company, including but not limited to a reverse split or any other strategy whereby IA's ownership position in the Public Company shall represent less than five percent (5%) of the total then outstanding.

CEGI also covenants and agrees that it will take all steps necessary to ensure that the Public Company meets all of the requirements of the Exchange Act, including but not limited to filling all required reports with the Securities and Exchange Commission.


         6. Representations and Warranties of IA. IA hereby represents and warrants to CEGI and the Public Company as follows:

               a. Existence; Good Standing. IA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. IA has all requisite power and authority (corporate and other), to conduct its business as currently conducted.

               b. Power and Authority. IA has the full right, power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by IA and is a legal, valid and binding obligation of IA, enforceable against IA in accordance with its terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally; (ii) the availability of equitable remedies may be limited by principles of equity; and (iii) rights to indemnification may be limited by public policy relating to state and federal securities laws.

               c. No Violations. The execution, delivery and performance of this
          Agreement, and the consummation by IA of the transactions contemplated hereby, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of IA pursuant to the terms of any contract, indenture, mortgage, loan agreement, note, bond, debenture, other evidence of indebtedness, lease, permit or other agreement, arrangement or understanding to which IA is a party or to which IA or any of its assets is subject, which breach, violation, default, lien, charge or encumbrance would prevent or adversely affect in any material respect the transactions contemplated by this Agreement; (ii) violate any provisions of the Articles of Incorporation or Bylaws of IA; or (iii) violate any federal, state or local law, rule, regulation, ordinance or court decree or other order of any court or governmental or regulatory agency or body having jurisdiction over IA or any of its assets.

               d, Ownership of the Public Company. IA currently owns, free and clear of any adverse claims, liens, security interests or similar charges 10,830,000 shares of the issued and outstanding shares of Public Company Common Stock.

               e.   Representations   by  the  Public   Company.   Each  of  the
          representations of the Public Company set forth in Section 7 are accurate.

               f. No Misstatements or Omissions. No representations or warranties by the Public Company in this Agreement and no statement contained in any document, including without limitation the Public Company Financial Statements, certificate or other writing furnished or to be furnished by the Public Company or any of its representatives pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby contained or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.


         7. Representations and Warranties of the Public Company. The Public Company hereby represents and warrants to CEGI and IA as follows:

               a. Existence; Good Standing. The Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Public Company has all requisite power and authority (corporate and other), to conduct its business as currently conducted.

               b. Power and  Authority.  The Public  Company has the full right, power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action on the part of the Public Company. This Agreement has been duly executed and delivered by the Public Company and is a legal, valid and binding obligation of the Public Company, enforceable against the Public Company in accordance with its terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy; insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally; (ii) the availability of equitable remedies may be limited by principles of equity; and (iii) rights to indemnification may be limited by public policy relating to state and federal securities laws.

                  c. No Violations. The execution, delivery and performance of this Agreement, and the consummation by the Public Company of the transactions contemplated hereby, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Public Company pursuant to the terms of any contract, indenture, mortgage, loan agreement, note, bond, debenture, other evidence of indebtedness, lease, permit or other agreement, arrangement or understanding to which the Public Company is a party or to which the Public Company or any of its assets is subject, which breach, violation, default, lien, charge or encumbrance would prevent or adversely affect in any material respect the transactions contemplated by this Agreement; (ii) violate any provisions of the charter or bylaws of the Public Company; or (iii) violate any federal, state or local law, rule, regulation, ordinance or court decree or other order of any court or governmental or regulatory agency or body having jurisdiction over the Public Company or any of its assets.

               d. Capitalization. As of the execution date of this Agreement and the Closing, the authorized capital stock of the Public Company consists of 25,000,000 shares of Public Company Common Stock, of which 11,400,000 shares are issued and outstanding. All of the issued and outstanding shares of Public Company Common Stock are duly authorized, validly issued, fully paid and nonassessable. At the Closing CEGI shall receive a complete stockholders list for the Public Company, including information regarding all of the stockholders of record (this list shall indicate names, addresses, and the number of shares owned by each stockholder as of a date not more than ten (10) days prior to the Closing). The Public Company is not a party to or bound by, nor does it have any knowledge of, any agreement, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Public Company except for IA's agreement to sell the Purchased Shares to CEGI as set forth in this Agreement. The Public Company has no subsidiaries and does not own beneficially or of record any of the securities of any other entity. As of the Closing, CEGI will become the owner of the Purchased Shares, which will constitute approximately 90% of the issued and outstanding Public Company Common Stock. The Public Company has at least 1000 shareholders (including street name holders).

               e. Documents Genuine. All originals and/or copies of the Public Company's charter and bylaws, each amended to date, and all minutes of meetings and written consents in lieu of meetings of shareholders, directors and committees of directors of the Public Company, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to CEGI are true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

               f. Restrictive Covenants. Prior to the Closing, the Public Company shall conduct its business in the ordinary and usual course and in compliance with all applicable laws, rules, and regulations. Furthermore, the Public Company will not, without the prior written consent of CEGI, (i) make any changes in its capital structure, (ii) declare or pay any dividend or make any other distribution with respect to its capital stock, (iii) issue, sell or deliver or purchase or otherwise acquire for value any of its capital stock, or (iv) issue any options to purchase its capital stock.

               g. Financial Statements. The Public Company has delivered to CEGI copies of the audited balance sheet of the Public Company as of June 30, 1997, together with the related audited statements of operations, retained earnings and cash flows for the fiscal year ended on that date, and the notes thereto, accompanied by the reports thereon of the Public Company's independent public accountants, as well as the unaudited balance sheet and statement of earnings for the six months ended December 31, 1997 (the "Public Company Financial Statements"). The Public Company Financial Statements, including the notes thereto,

          (i) were prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") throughout the periods covered thereby, (ii) present fairly in all material respects the financial position, results of operations and changes in cash flows of the Public Company as of their respective dates and for the periods then ended, and (iii) have been audited in accordance with generally accepted auditing standards. The Public Company will have no assets or liabilities of any kind or nature as of the Closing.

               h. No Proceedings. There are no legal, governmental or regulatory proceedings, actions or suits pending to which the Public Company is a party or, to the knowledge of the Public Company, any of its officers and directors in their capacity as such is a party, or with respect to which any property of the Public Company is the subject that, if determined adversely, would, individually or in the aggregate, have a material adverse effect on the Public Company or materially interfere with the ability of the Public Company to perform its obligations under this Agreement and, to the knowledge of the Public Company, no such proceedings are threatened or contemplated by others against the Public Company, nor does the Public Company have any reason to believe that there is any basis therefor. The Public Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or forum that would have a material adverse effect on the Public Company.

               i. Tax Matters. There is no income, sales, use, salary, wage, employee, withholding, franchise, transfer or other tax deficiency or assessment of any nature whatsoever which has been or might reasonably be expected to be asserted or threatened against the Public Company that could have a material adverse affect on the Public Company. The provisions for income taxes payable, if any, shown on the Public Company Financial Statements are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such Public Company Financial Statements.

               j. SEC Filings. The Public Company has timely filed all forms, reports and documents required to be filed by the Public Company with the SEC (the "Public Company SEC Reports"). The Public Company SEC Reports were prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and did not, at the time they were filed (or on the effective date thereof, in the case of any registration statement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               k. No Misstatements or Omissions. No representations or warranties by the Public Company in this Agreement and no statement contained in any document, including without limitation the Public Company Financial Statements, certificate or other writing furnished or to be furnished by the Public Company or any of its representatives pursuant to the provision of this Agreement or in connection with the


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


          transactions contemplated hereby contained or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

               1. Employee Matters. The Public Company has no employees, and no former employees have any rights or claims with respect to their termination from the Public Company. The Public Company has no Plan, and has never had any Plan, under the ERISA law.

               m. Minority Shareholder Rights. None of the minority shareholders of the Public Company have any rights or claims with respect to the transfer of the Public Company's assets to a wholly owned subsidiary of IA except the right to tender their shares to the Public Company for purchase.

         8. Representations and Warranties of CEGI. CEGI hereby represents and warrants to IA and the Public Company as follows:

               a. Existence; Good Standing. CEGI is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. CEGI has all requisite power and authority (corporate and other), to conduct its business as currently conducted.

               b.  Power  and  Authority.  CEGI has the full  right,  power  and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate and shareholder action on the part of the Public Company. This Agreement has been duly executed and delivered by CEGI and is a legal, valid and binding obligation of CEGI, enforceable against CEGI in accordance with its terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally; (ii) the availability of equitable remedies may be limited by principles of equity; and (iii) rights to indemnification may be limited by public policy relating to state and federal securities laws.

               c. No Violations. The execution, delivery and performance of this Agreement, and the consummation by CEGI of the transactions contemplated hereby, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of CEGI pursuant to the terms of any contract, indenture, mortgage, loan agreement, note, bond, debenture, other evidence of indebtedness, lease, permit or other agreement, arrangement or understanding to which CEGI is a party or to which CEGI or any of its assets is subject, which breach, violation, default, lien, charge or encumbrance would prevent or adversely affect in any material respect the transactions contemplated by this Agreement;, (ii) violate any provisions of the Articles of Incorporation or Bylaws of CEGI; or (iii) violate any foreign, federal, state or local law, rule, regulation, ordinance or court decree or other order of any court or governmental or regulatory agency or body having jurisdiction over CEGI or any of its assets.

               d. No Consent. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for CEGI to consummate the transactions contemplated by this Agreement.

               e. Investment Intent. CEGI is acquiring the Purchased Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the SEC under the Securities Act, or (ii) pursuant to an applicable exemption under the Securities Act.

               f. Disclosure of Information. CEGI acknowledges that it has been furnished with copies of the Public Company's Financial Statements and sufficient additional information regarding the Public Company and its business, assets, results of operations, and financial condition, so as to allow it to make an informed decision regarding an investment in the Public Company. CEGI further represents it has had an opportunity to ask questions of and receive answers from the Public Company regarding the Public Company and its business, assets, results of operation, and financial condition.

               g. Investment Experience. CEGI acknowledges that it is able to fend for itself, can bear the economic risk of an investment in the Purchased Shares; and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Purchased Shares.

               h. Restricted Securities. CEGI understands that the Purchased Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Purchased Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Purchased Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. IA will supply to CEGI a copy of Rule 144 promulgated by the SEC under the Securities Act, as currently in effect, and attempt to answer such questions as CEGI may have as to the application of said Rule to CEGI's ownership of the Purchased Shares. CEGI has been informed that the transfer agent will be notified that the Purchased Shares are restricted and CEGI understands that these shares can only be transferred by complying with the terms and conditions of Rule 144 or qualifying for another exemption under the securities laws as they may then be in effect.

               i. Legend. It is agreed and understood by CEGI that the certificates representing the Purchased Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED

                  OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

               j. No Misstatements or Omissions. No representations or warranties by CEGI in this Agreement and no statement contained in any document, certificate or other writing furnished or to be furnished by CEGI to IA or the Public Company pursuant to the provisions of this Agreement contained or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         9. IA's Closing Conditions. The obligations of IA under this Agreement shall be subject to the satisfaction of the following conditions:

               a. all of the obligations of each of CEGI and the Public Company required to be performed by them at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects;

               b. all of the representations and warranties of CEGI and the Public Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date of the Closing as though made at and as of the Closing (except as to any representation or warranty which specifically relates to an earlier date), and IA shall have received a certificate to that effect signed by the Chief Executive Officer of each of the Public Company and CEGI; and

               c. all of the documents required to be delivered pursuant to Sections 12(a), 12(b), and 12(c) shall have been delivered.


         10. CEGI's Closing Conditions. The obligations of CEGI under this Agreement shall be subject to the satisfaction of the following conditions:

               a. all of the obligations of each of IA and the Public Company required to be performed by them at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects;

               b. all of the representations and warranties of IA and the Public Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date of the Closing as though made at and as of the Closing (except as to any representation or warranty which specifically relates to an earlier date), and CEGI shall have received a certificate to that effect signed by the Chief Executive Officer of each of IA and the Public Company; and

               c. all of the documents required to be delivered pursuant to Sections 12(a), 12(b) and 12(c) shall have been delivered.

         11. Public Company's Closing Conditions. The obligations of the Public Company under this Agreement shall be subject to the satisfaction of the following conditions:

               a. all of the obligations of each of IA and CEGI required to be performed by them at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects;

               b. all of the representations and warranties of IA and CEGI contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date of the Closing as though made at and as of the Closing (except as to any representation or warranty which specifically relates to an earlier date), and the Public Company shall have received a certificate to that effect signed by the Chief Executive Officer of each of IA and CEGI; and

               c. all of the documents required to be delivered pursuant to Sections 12(a), 12(b) and 12(c) shall have been delivered.


         12. The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at a time and place to be mutually agreed upon by IA and CEGI which shall be on or before July 15, 1998. At the Closing, the parties shall make the following deliveries:

               a. Deliveries by IA. IA will deliver

(i) to the Public Company and CEGI the certificate of its Chief Executive Officer required pursuant to Sections 10(b)and 11(b) of this Agreement;

(ii) to the Public Company and CEGI copies of the resolutions duly adopted by its Board of Directors authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, duly certified by the Secretary of IA; and

(iii) IA will deliver to CEGI stock certificates representing the Purchased Shares.


               b. Deliveries by the Public Company. The Public Company will deliver

(i) to IA and CEGI copies of the resolutions duly adopted by its Board of Directors authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, duly certified by the Secretary of the Public Company;

(ii) to IA and CEGI the certificate of its Chief Executive Officer required pursuant to Sections 9(b)and 10(b) of this Agreement;

(iii) to IA and CEGI the written resignations of all of the Public Company's officers and directors and copies of the resolutions duly adopted by the Public Company's Board of

Directors pursuant to which new directors of the Public Company have been elected, dated the date of the Closing, electing those persons designated by CEGI as directors of the Public Company;

(iv) to CEGI all original corporate books and original or photographic copies of all other records of the Public Company, as well as the Corporate Seal of the Public Company; and

(v) to CEGI the stockholders list described in subsection 7 d. , above.

               c. Deliveries by CEGI. CEGI will deliver

(i) to the Public Company and IA the certificate of its Chief Executive Officer required pursuant to Sections 9(b) and 11(b) of this Agreement;

(ii) to the Public Company and IA copies of the resolutions duly adopted by its Board of Directors authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, duly certified by the Secretary of CEGI; and

(iii) to IA, US$135,000 in immediately available funds.


         13. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

               a. at any time by the mutual consent of the parties hereto; or

               b. at any time prior to the Closing, by any of IA, the Public Company or CEGI, if the Closing shall not have occurred on or before July 15, 1998; provided, however, that the right to terminate this Agreement shall not be available to any party whose material breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or effective as of such date; or

               c. by IA at any time if any representation, warranty, covenant or agreement on the part of CEGI or the Public Company set forth in this Agreement is breached in, or with respect to representations or warranties, becomes inaccurate in any material respect, and which shall not have been cured within ten (10) business days following receipt by the breaching party of notice of such breach or inaccuracy; or

               d. by the Public Company at any time if any representation, warranty, covenant or agreement on the part of IA or CEGI set forth in this Agreement is breached in, or with respect to representations or warranties, becomes inaccurate in any material respect, and which shall not have been cured within ten (10) business days following receipt by the breaching party of notice of such breach or inaccuracy; or

               e. by CEGI at any time if any representation, warranty, covenant or agreement on the part of IA or the Public Company set forth in this

          Agreement is breached in, or with respect to representations or warranties, becomes inaccurate in any material respect, and which shall not have been cured within ten (10) business days following receipt by the breaching party of notice of such breach or inaccuracy; or

               f. by any party at any time if the SEC or any other securities regulatory authority issues a stop order or otherwise takes enforcement action concerning the transactions contemplated by this Agreement or institutes proceedings for that purpose.


         14.  Miscellaneous.

               a. Further Assurances. At all times and from time to time subsequent to the date hereof, IA, the Public Company and CEGI shall take all such further action, and shall execute and deliver all such further documents as are reasonably necessary to effect the transactions contemplated by this Agreement.

               b. Assignment. This Agreement shall not be assignable by any party without the consent of the other parties. Any purported assignment in violation of this Agreement shall be void. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement.

               c. Survival. All of the terms, conditions, representations, covenants and warranties contained herein on behalf of any party hereto shall survive the Closing.

               d. Attorneys Fees. If any party shall be required to employ attorneys to enforce or defend its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys fees.

               e. Amendment and Waiver. This Agreement may be amended or modified at any time and in all respects, or any provision may be waived, only by an instrument in writing executed by the parties hereto, or by the waiving party in the case of a waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

               f. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

          To IA and/or the Public Company:

          Millennia, Inc.
          16910 Dallas Parkway, Suite 100
          Dallas, Texas 75248
          Attention: Kevin Halter, Jr.
          Facsimile No.: (972) 248-4797

          To CEGI:

          China Economic Growth Investment  Corp., LLC
          30 Rockefeller Plaza
          New York, New York  10112
          Attention:  Sophia Yao, President
          Facsimile No.:  (212) 332-7227


               g. Choice of Law; Jurisdiction. It is the intention of the parties that the laws of the State of New York should govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties, without regard to conflicts of law principles. Actions seeking to enforce or interpret this Agreement may be brought in any court of law located in the State of New York having jurisdiction over the parties and the subject matter of the dispute between them and the parties mutually agree that actions shall not be commenced in any other state or jurisdiction. The parties agree that service of process for any such action shall be made in accordance with the laws of the State of New York, as the same shall then be in effect.

               h. Section and Other Headings. Section, paragraph, and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               i. Counterpart  Execution.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

               j. Parties in Interest and Expenses. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by the parties and their successors and permitted assigns. Each party shall be responsible for those expenses which it incurs with regard to the negotiation and execution of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed on its behalf by its duly authorized officer, as of the day and year first above written.


CHINA ECONOMIC GROWTH INVESTMENT CORP., LLC a Delaware corporation

By:   /s/ Sophia Yao
-----------------------------------
Name:     Sophia  Yao
Title:    President

MILLENNIA, INC.,
a Delaware corporation

By: /s/   Kevin B. Halter, Jr.
-----------------------------------
Name:     Kevin B. Halter, Jr.
Title:    Vice President


OMNI DOORS, INC.
a Florida corporation

By: /s/   Kevin B. Halter, Jr.
-----------------------------------
Name:     Kevin B. Halter, Jr.
Title:    Vice President